Exhibit 10.1

EXECUTION COPY

SECOND INCREMENTAL TERM A FACILITY AMENDMENT

SECOND INCREMENTAL TERM A FACILITY AMENDMENT, dated as of August 2, 2016 (this “Amendment”), to the Credit Agreement (as defined below) among Avago Technologies Cayman Holdings Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Holdings”), Avago Technologies Cayman Finance Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Cayman Borrower”), BC Luxembourg S.à r.l., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 3A, Sentier de l’Esperance, L-1474 Luxembourg, Grand-Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under registration number B 201613 and with a share capital of US $20,000 (the “Luxco Borrower” and, together with the Cayman Borrower, the “Borrowers”), Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and the Second Additional Term A Lenders (as defined below).

RECITALS

A. Holdings, the Borrowers, the lenders party thereto from time to time and the Administrative Agent and collateral agent are party to that certain Credit Agreement, dated as of February 1, 2016 (as amended by that certain First Incremental Term A Facility Amendment, dated as of April 29, 2016, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. Pursuant to Section 2.20 of the Credit Agreement, the Borrowers may request additional Term A Loans by, among other things, entering into one or more Incremental Facility Amendments, pursuant to the terms and conditions of the Credit Agreement, with each Additional Lender agreeing to provide such Incremental Term Loans (each such Additional Lender agreeing to provide Second Additional Term A Loans (as defined below) hereunder is referred to herein as a “Second Additional Term A Lender”, and collectively, the “Second Additional Term A Lenders”).

C. The Borrowers have requested a borrowing of Incremental Term Loans in the form of additional Term A Loans in an aggregate principal amount of $2,994,274,082.99 (the “Second Additional Term A Loans”; the commitment of each Second Additional Term A Lender to make a portion of such Second Additional Term A Loans hereunder on the Second Incremental Amendment Effective Date (as defined below) in an aggregate principal amount not to exceed the amount set forth opposite such Second Additional Term A Lender’s name on Schedule I hereto, its “Second Additional Term A Commitment”), the proceeds of which shall be used to prepay (x) $2,520,625,000.00 of the outstanding Term B-1 Dollar Loans pursuant to Section 2.11(a) of the Credit Agreement and (y) $473,649,082.99 of Term A Loans outstanding immediately prior to the Second Incremental Effective Date pursuant to Section 2.11(a) of the Credit Agreement and Section 1.04 below.

D. The Second Additional Term A Lenders party hereto have agreed to make the Second Additional Term A Loans on the terms and conditions set forth herein.

E. Section 9.02(b) of the Credit Agreement provides that any waiver, amendment or modification of the Credit Agreement that by its terms affects the rights or duties under the Credit Agreement of Lenders holding Loans or Commitments of a particular Class (but not the Lenders holding Loans or Commitments of any other Class) may be effected by an agreement or agreements in writing entered into by Holdings, the Borrower Parties and the requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under Section 9.02 of the Credit Agreement if such Class of Lenders were the only Class of Lenders party to the Credit Agreement at the time of such waiver, amendment or modification.

F. The provisions set forth in Section 1.04 below only affect the rights and duties of Lenders holding Loans or Commitments under the Term A Facility and therefore only the consent of the Required Term A Lenders is required to effect the amendments set forth in Section 1.04 of this Amendment.

G. The Second Additional Term A Lenders party hereto, each in its capacity as a Term A Lender under the Credit Agreement, have agreed to the amendments set forth in Section 1.04 of this Amendment.

AGREEMENTS

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Holdings, the Borrowers, the Second Additional Term A Lenders party hereto and the Administrative Agent hereby agree as follows:

ARTICLE I.

Incremental Term A Facility Amendment

SECTION 1.01. Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Amendment.

SECTION 1.02. Second Additional Term A Commitments. (a) Subject to the terms and conditions set forth herein, on the Second Incremental Amendment Effective Date (as defined below), each Second Additional Term A Lender party hereto agrees (i) that it shall be considered a Lender and a Term A Lender for all purposes under the Loan Documents and agrees to be bound by the terms thereof and (ii) to fund Second Additional Term A Loans in an aggregate principal amount equal to its Second Additional Term A Commitment.

(b) Except as specifically set forth below, the terms and provisions of the Second Additional Term A Loans shall be identical to the terms and provisions of the Initial Term A Loans as in effect on the Second Incremental Amendment Effective Date immediately prior to the effectiveness of this Amendment. The aggregate amount of the Second Additional Term A Loans made under this Amendment shall be $2,994,274,082.99 (and the Borrower and the Administrative Agent hereby consent to such amount). The Borrowers shall use the proceeds of the Second Additional Term A Loans as set forth in the recitals to this Amendment.

(c) Each Second Additional Term A Lender, by delivering its signature page to this Amendment and funding its Second Additional Term A Loans on the Second Incremental Amendment Effective Date shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent and the Second Additional Term A Lenders on the Second Incremental Amendment Effective Date.

(d) Pursuant to Section 2.20 of the Credit Agreement and subject to the terms and conditions set forth herein, effective as of the Second Incremental Amendment Effective Date, for all purposes of the Loan Documents, (i) the Second Additional Term A Commitments shall constitute “Term A Commitments”, (ii) the Second Additional Term A Loans shall constitute “Incremental Term A Loans”, “Incremental Term Loans”, “Term A Loans” and “Term Loans” and (iii) each Second Additional Term A Lender shall constitute an “Additional Lender”, a “Term A Lender” and a “Lender” and shall have all the rights and obligations of a Lender holding a Term A Commitment (or, following the making of the Second Additional Term A Loans, a Term A Loan), and other related terms will have correlative meanings mutatis mutandis.

SECTION 1.03. Amendment of Credit Agreement. (a) Effective as of the Second Incremental Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(i) The following definitions are hereby added in the appropriate alphabetical order to Section 1.01 of the Credit Agreement:

“August 2016 Reaffirmation Agreement” means the Reaffirmation Agreement dated as of August 2, 2016, among the Borrowers, Holdings, the other Guarantors party thereto, the Administrative Agent and the Collateral Agent.

“Second Additional Term A Commitment” has the meaning assigned thereto in the Second Incremental Term A Facility Amendment.

“Second Additional Term A Lender” has the meaning assigned thereto in the Second Incremental Term A Facility Amendment.

“Second Additional Term A Loan” has the meaning assigned thereto in the Second Incremental Term A Facility Amendment.

“Second Incremental Term A Facility Amendment” means the Second Incremental Term A Facility Amendment to this Agreement dated as of August 2, 2016, among Holdings, the Borrowers, the Second Additional Term A Lenders party thereto and the Administrative Agent.

“Second Incremental Amendment Effective Date” has the meaning assigned thereto in the Second Incremental Term A Facility Amendment.

(ii) The definition of “Class” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Class”, when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Swingline Loans, Term A Loans (other than Incremental Term Loans (other than Additional Term A Loans and Second Additional Term A Loans)), Term B-1 Dollar Loans (other than Incremental Term Loans), Term B-1 Euro Loans (other than Incremental Term Loans), Term B-2 Loans, Incremental Term Loans, Incremental Revolving Loans, Other Term Loans or Other Revolving Loans or (b) any Commitment, refers to whether such Commitment is a Revolving Commitment, a Term A Commitment, a Term B-1 Dollar Commitment, Term B-1 Euro Commitment, Term B-2 Commitment, an Incremental Term Commitment, an Incremental Revolving Commitment, Other Term Commitment or Other Revolving Commitment and (c) any Lender, refers to whether such Lender has a Loan or Commitment of a particular type of Loan or Borrowing.”

(iii) The definition of “Interest Period” set forth in Section 1.01 of the Credit Agreement is hereby amended by amending and restating the last sentence thereof as follows:

“Notwithstanding the foregoing, (a) the initial Interest Period for the Borrowing of Additional Term A Loans will end on the last day of the Interest Period then in effect for the Initial Term A Loans outstanding immediately prior to the First Incremental Amendment Effective Date, and if the outstanding Initial Term A Loans have more than one Interest Period in effect, the initial Interest Periods for the Borrowing of Additional Term A Loans will end on the last day of such Interest Periods then in effect (divided among such Interest Periods on a ratable basis) and (b) the initial Interest Period for the Borrowing of Second Additional Term A Loans will end on the last day of the Interest Period then in effect for the Term A Loans outstanding immediately prior to the Second Incremental Amendment Effective Date, and if the outstanding Term A Loans have more than one Interest Period in effect, the initial Interest Periods for the Borrowing of Second Additional Term A Loans will end on the last day of such Interest Periods then in effect (divided among such Interest Periods on a ratable basis).”

(iv) The definition of “Loan Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the text “the Second Incremental Term A Facility Amendment, the August 2016 Reaffirmation Agreement” after the text “the First Incremental Term A Facility Amendment,” appearing in such definition.

(v) The definition of “Security Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the text “, the August 2016 Reaffirmation Agreement” after the text “Mortgages” appearing in such definition.

(vi) The definition of “Term A Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Term A Commitment” means, (a) the Initial Term A Commitment, (b) the Additional Term A Commitment and (c) the Second Additional Term A Commitment.”

(vii) The definition of “Term A Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Term A Loans” means (a) the Initial Term A Loans (including, for the avoidance of doubt, (i) the Additional Term A Loans made in accordance with Section 2.20 by the Additional Term A Lender on the First Incremental Amendment Effective Date constituting Incremental Term A Loans and made pursuant to the First Incremental Term A Facility Amendment and (ii) the Second Additional Term A Loans made in accordance with Section 2.20 by the Second Additional Term A Lenders on the Second Incremental Amendment Effective Date constituting Second Incremental Term A Loans and made pursuant to the Second Incremental Term A Facility Amendment) and (b) any other Incremental Term A Loans made by Term A Lenders.”

(viii) Clause (a) of Section 2.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(i) Subject to the terms and conditions set forth herein, each applicable Term A Lender agrees to make an Initial Term A Loan to the Borrower Parties on the Effective Date denominated in dollars in a principal amount not exceeding its Initial Term A Commitment, (ii) subject to the terms and conditions set forth in the First Incremental Term A Facility Amendment, the Additional Term A Lender agrees to make an Additional Term A Loan to the Borrower Parties on the First Incremental Amendment Effective Date in an aggregate principal amount not to exceed its Additional Term A Commitment and (iii) subject to the terms and conditions set forth in the Second Incremental Term A Facility Amendment, each Second Additional Term A Lender agrees to make a Second Additional Term A Loan to the Borrower Parties on the Second Incremental Amendment Effective Date in an aggregate principal amount not to exceed its Second Additional Term A Commitment. The Initial Term A Loans, the Additional Term A Loans and the Second Additional Term A Loans shall together constitute a single Class of Term Loans for purposes of this Agreement in all respects, except that (i) interest on the Additional Term A Loans shall commence to accrue from the First Incremental Amendment Effective Date and (ii)

interest on the Second Additional Term A Loans shall commence to accrue from the Second Incremental Amendment Effective Date. Additional Term A Loans will (i) initially be of the same Type and will have the same Interest Period as the Initial Term A Loans outstanding immediately prior to the First Incremental Amendment Effective Date and (ii) bear interest, until the last day of such initial Interest Period, at the same rate as the Initial Term A Loans outstanding immediately prior to the First Incremental Amendment Effective Date. Second Additional Term A Loans will (i) initially be of the same Type and will have the same Interest Period as the Term A Loans outstanding immediately prior to the Second Incremental Amendment Effective Date and (ii) bear interest, until the last day of such initial Interest Period, at the same rate as the Term A Loans outstanding immediately prior to the Second Incremental Amendment Effective Date. Amounts repaid or prepaid in respect of the Term A Loans may not be reborrowed other than pursuant to the Voluntary Prepayment Incremental Amount.”

(ix) Clause (a) of Section 2.08 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Unless previously terminated (i) the Initial Term A Commitment shall terminate upon the funding of the Initial Term A Loans on the Effective Date, (ii) the Additional Term A Commitment shall terminate upon the funding of the Additional Term A Loans on the First Incremental Amendment Effective Date, (iii) the Second Additional Term A Commitment shall terminate upon the funding of the Second Additional Term A Loans on the Second Incremental Amendment Effective Date and (iv) the Term B Commitment shall terminate upon the funding of the Term B Loans on the Effective Date. The Revolving Commitments shall automatically terminate on the Revolving Maturity Date.”

(x) Clause (a) of Section 2.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Subject to adjustment pursuant to paragraph (d) of this Section 2.10, each Borrower Party, severally and jointly, agrees that it shall repay Term A Loan Borrowings in equal quarterly installments on the 15th day of each March, June, September and December (commencing with June 15, 2016), (i) for the first twelve quarters, an amount equal to 1.25550% of the sum of (A) the original aggregate principal amount of the Initial Term A Loans on the Effective Date, (B) the original aggregate principal amount of the Additional Term A Loans made on the First Incremental Amendment Effective Date and (C) solely with respect to any such date that is on or after September 15, 2016, the original aggregate principal amount of the Second Additional Term A Loans made on the Second Incremental Amendment Effective Date, (ii) for the succeeding four quarters, an amount equal to 2.51101% of the sum of (A) the original aggregate principal amount of the Initial Term A Loans on the Effective Date, (B)

the original aggregate principal amount of the Additional Term A Loans made on the First Incremental Amendment Effective Date and (C) the original aggregate principal amount of the Second Additional Term A Loans made on the Second Incremental Amendment Effective Date and (iii) thereafter until the Term A Loan Maturity Date, an amount equal to 18.83257% of the sum of (A) the original aggregate principal amount of the Initial Term A Loans on the Effective Date, (B) the original aggregate principal amount of the Additional Term A Loans made on the First Incremental Amendment Effective Date and (C) the original aggregate principal amount of the Second Additional Term A Loans made on the Second Incremental Amendment Effective Date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment; provided that if any such date is not a Business Day, such payment shall be due on the next preceding Business Day.”

(xi) Clause (a) of Section 2.21 of the Credit Agreement is hereby amended to add the following text after the last sentence thereof:

“For the avoidance of doubt, the proceeds of any Credit Agreement Refinancing Indebtedness provided pursuant to this Section 2.21 by any Lender holding any of the applicable Refinanced Debt may be applied to such Lender’s applicable Refinanced Debt on a non-ratable basis.”

(xii) Section 3.16 of the Credit Agreement is hereby amended by amending and restating the last sentence thereof as follows:

“The Borrower Parties will use the proceeds of (a) the Additional Term A Loans made on the First Incremental Amendment Effective Date to prepay in whole the outstanding Term B-2 Loans pursuant to Section 2.11(a) of the Credit Agreement and (b) the Second Additional Term A Loans made on the Second Incremental Amendment Effective Date to prepay (x) $2,520,625,000.00 of the outstanding Term B-1 Dollar Loans pursuant to Section 2.11(a) of the Credit Agreement and (y) $473,649,082.99 of Term A Loans outstanding immediately prior to the Second Incremental Effective Date pursuant to Section 2.11(a) of the Credit Agreement and Section 1.04 of the Second Incremental Term A Facility Amendment.”

(xiii) Section 5.10 of the Credit Agreement is hereby amended by amending and restating the last sentence thereof as follows:

“Notwithstanding the foregoing, the Borrower Parties will use the proceeds of (a) the Additional Term A Loans made on the First Incremental Amendment Effective Date to prepay in whole the outstanding Term B-2 Loans pursuant to Section 2.11(a) of the Credit Agreement and (b) the Second Additional Term A Loans made on the Second Incremental Amendment Effective Date to prepay (x)

$2,520,625,000.00 of the outstanding Term B-1 Dollar Loans pursuant to Section 2.11(a) of the Credit Agreement and (y) $473,649,082.99 of Term A Loans outstanding immediately prior to the Second Incremental Effective Date pursuant to Section 2.11(a) of the Credit Agreement and Section 1.04 of the Second Incremental Term A Facility Amendment.”

SECTION 1.04. Prepayment of Term A Loans . Each of the parties hereto hereby consents and agrees that a portion of the Second Additional Term A Loans, in an aggregate amount equal to $473,649,082.99 , shall be used to prepay Term A Loans outstanding prior to the Second Incremental Amendment Effective Date and held by Term A Lenders that have not, as of the Second Incremental Amendment Effective Date, delivered to the Administrative Agent executed counterparts of the proposed Second Amendment to the Credit Agreement, to be dated on or about August 2, 2016, and that such prepayments may be made on a non-ratable basis.

SECTION 1.05. Amendment Effectiveness. This Amendment shall become effective as of the first date (the “Second Incremental Amendment Effective Date”) on which the following conditions have been satisfied or waived:

(a) The Administrative Agent (or its counsel) shall have received from (i) the Borrowers, (ii) Holdings and (iii) each Second Additional Term A Lender party hereto and, in the case of the amendments set forth in Section 1.04 hereof, the Required Term A Lenders, either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

(b) The obligation of the Second Additional Term A Lenders party hereto to make Second Additional Term A Loans on the Second Incremental Amendment Effective Date is subject to the satisfaction of the following conditions:

(i) (x) Immediately before and after giving effect to this Amendment and the borrowing of the Second Additional Term A Loans, the representations and warranties of the Borrower Parties and Holdings set forth in the Section 3.01, Section 3.02, Section 3.03(b)(i), Section 3.08, Section 3.15, Section 3.17(a) and Section 3.17(b) of the Credit Agreement (in each case, related to the entering into, borrowing under, guaranteeing under, and performance of the Loan Documents, including this Amendment and the granting of Liens in the Collateral), Section 3.14 and Section 3.19 of the Credit Agreement (together, the “Incremental Specified Representations”), shall be true and correct in all material respects on and as of the Second Incremental Amendment Effective Date, provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date except that, for purposes of this Section 1.05(b)(i), such representations and warranties specifically referencing (A) the “Effective Date” shall be understood to refer to the Second Incremental Effective Date, (B) “this Agreement” shall be understood to refer to this Amendment and (C) “the Transactions” shall be understood to refer to the transactions contemplated under this Amendment to occur on the Second Incremental

Amendment Effective Date, including the borrowing of the Second Additional Term A Loans; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the Second Incremental Effective Date or on such earlier date, as the case may be and (y) at the time of the request by the Borrowers pursuant to Section 2.20 of the Credit Agreement for additional Term A Loans pursuant to this Amendment and after giving effect to this Amendment and the borrowing of the Second Additional Term A Loans, no Event of Default shall have occurred and be continuing under clause (a), (b), (h) or (i) of Section 7.01 of the Credit Agreement.

(ii) The Administrative Agent and the Second Additional Term A Lenders shall have received a certificate of a Responsible Officer of each of the Borrower Parties dated the Second Incremental Amendment Effective Date, certifying compliance with clause (i) above.

(iii) The Administrative Agent and the Second Additional Term A Lenders shall have received written opinions (addressed to the Administrative Agent, the Collateral Agent and the Second Additional Term A Lenders and dated the Second Incremental Amendment Effective Date) of (i) Latham & Watkins LLP, special New York counsel for the Loan Parties, (ii) Maples and Calder, Cayman Islands counsel for the Loan Parties and (iii) Loyens & Loeff, Luxembourg counsel for the Loan Parties.

(iv) The Administrative Agent shall have received a copy of (i) each Organizational Document of each Borrower Party and Holdings certified, to the extent applicable, as of a recent date by the applicable Governmental Authority; provided that such documents shall not be required to be delivered if the Borrower Parties and Holdings provide certifications that the applicable Organization Documents delivered to the Administrative Agent in connection with the Credit Agreement remain in full force and effect and have not been amended, modified, revoked or rescinded since the date of delivery, (ii) signature and incumbency certificates of the Responsible Officers of each Borrower Party and Holdings executing the Loan Documents to which it is a party; provided that such incumbency certificates shall not be required to be delivered if the Borrower Parties and Holdings provide certifications that the applicable incumbency certificates delivered to the Administrative Agent in connection with the Credit Agreement remain true and correct since the date of delivery, (iii) resolutions of the Board of Directors and/or similar governing bodies of each Borrower Party and Holdings approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Second Incremental Amendment Effective Date by its secretary, an assistant secretary or a Responsible Officer as being in full force and effect without modification or amendment and (iv) a good standing certificate (to the extent such concept exists and delivery is customary in the applicable jurisdiction) from the applicable Governmental Authority of each Borrower Party and Holdings’ jurisdiction of incorporation, organization or formation.

(v) The Administrative Agent shall have received a Borrowing Request in accordance with the requirements set forth in Section 2.03 of the Credit Agreement requesting that the Second Additional Term A Lenders make the Second Additional Term A Loans to the Borrower Parties on the Second Incremental Amendment Effective Date.

(vi) Each Loan Party shall have entered into the August 2016 Reaffirmation Agreement.

(vii) The Administrative Agent shall have received a completed “Life-of- Loan” Federal Emergency Management Agency standard flood hazard determination with respect to each Mortgaged Property, and, if any part of such Mortgaged Property is located in a special flood hazard area, (i) a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower, and (ii) certificates of insurance evidencing the insurance required by Section 5.07(b) of the Credit Agreement.

(c) The Administrative Agent shall have received, in immediately available funds, payment or reimbursement of all reasonable and documented or invoiced out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party under any Loan Document to the extent invoiced at least two Business Days prior to the Second Incremental Amendment Effective Date. The Administrative Agent shall have received the fees payable under the fee letter, dated as of the date hereof, among the Administrative Agent, Lenders and Holdings in accordance with the terms thereof.

Notwithstanding the foregoing, the amendment effected hereby shall not become effective and the obligations of the Second Additional Term A Lenders hereunder to make Second Additional Term A Loans will automatically terminate if each of the conditions set forth or referred to in Section 1.05 hereof has not been satisfied or waived at or prior to 5:00 p.m., New York City time, on August 2, 2016.

SECTION 1.06. Post-Closing Conditions. (a) Not later than 60 days after the Second Incremental Amendment Effective Date (or such later date as to which the Administrative Agent may agree reasonably agree), with respect to each Mortgaged Property, the Borrowers shall deliver or cause to be delivered the following documents, in form and substance reasonably satisfactory to the Administrative Agent:

(i)	an amendment to the existing Mortgage (the “Mortgage Amendment”) to reflect the matters set forth in this Amendment, duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law;

(ii)	opinions of counsel, covering, among other things, the due authorization, execution, delivery and enforceability of the applicable Mortgage, as the same has been amended by the Mortgage Amendment;

(iii)	a date down endorsement to the existing title policy (or, where such endorsement is not available, a new title policy), which shall insure that, as of the date of such endorsement or new title policy, the Mortgaged Property is free and clear of all defects and encumbrances other than Permitted Encumbrances;

(iv)	evidence of payment by the Borrowers of all applicable title insurance premiums, search and examining charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendment referred to above and the issuance of the date down endorsements or new title policies referred to above; and

(v)	such affidavits, certificates, information or instruments of indemnification as shall be required to induce the title company to issue the endorsement or new title policy referred to above.

ARTICLE II.

Miscellaneous

SECTION 2.01. Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment, the Borrowers represent and warrant to each of the Lenders, including the Second Additional Term A Lenders, the Administrative Agent and the Collateral Agent that, as of the Second Incremental Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Second Incremental Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by each of Holdings and each of the Borrowers and constitutes, and the Credit Agreement, as amended hereby on the Second Incremental Amendment Effective Date, will constitute, its legal, valid and binding obligation, enforceable against Holdings, the Borrowers and, pursuant to the other Loan Documents to which it is a party, each of the other Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) Immediately before and after giving effect to this Amendment and the borrowing of the Second Additional Term A Loans, the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the Second Incremental Amendment Effective Date with the same effect as though made on and as of such date, except to the extent (i) such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date) or (ii) such representations and warranties are qualified as to “materiality,” “Material Adverse Effect” or similar language (in which case such representation and warranties are true and correct in all respects as of the Second Incremental Amendment Effective Date or as of such earlier date, as the case may be).

(c) (x) Immediately before and after giving effect to this Amendment and the borrowing of the Second Additional Term A Loans, the Incremental Specified Representations shall be true and correct in all material respects on and as of the Second Incremental Amendment Effective Date, provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date except that, for purposes of this Section 2.01(c), such representations and warranties specifically referring to (A) the “Effective Date” shall be understood to refer to the Second Incremental Effective Date, (B) “this Agreement” shall be understood to refer to this Amendment and (C) “the Transactions” shall be understood to refer to the transactions contemplated under this Amendment to occur on the Second Incremental Amendment Effective Date, including the borrowing of the Second Additional Term A Loans; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the Second Incremental Effective Date or on such earlier date, as the case may be and (y) at the time of the request by the Borrowers pursuant to Section 2.20 of the Credit Agreement for additional Term A Loans pursuant to this Amendment and after giving effect to this Amendment and the borrowing of the Second Additional Term A Loans, no Event of Default shall have occurred and be continuing under clause (a), (b), (h) or (i) of Section 7.01 of the Credit Agreement.

(d) Immediately after the consummation of the transactions contemplated un-der this Amendment to occur on the Second Incremental Amendment Effective Date, the Borrowers and their Subsidiaries are, on a consolidated basis after giving effect to the transactions contemplated under this Amendment to occur on the Second Incremental Amendment Effective Date, Solvent.

SECTION 2.02. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(b) On and after the Second Incremental Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment shall constitute an Incremental Facility Amendment entered into pursuant to Section 2.20 of the Credit Agreement and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2.03. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the state of New York. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 2.04. Costs and Expenses. The Borrowers agree to reimburse the Administrative Agent and its Affiliates (without duplication) for reasonable and documented or invoiced out of pocket expenses incurred in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, counsel for the Administrative Agent and to the extent reasonably determined by the Administrative Agent to be necessary one local counsel in each relevant jurisdiction, in each case, consistent with Section 9.03 of the Credit Agreement.

SECTION 2.05. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic means shall be effective as delivery of a manually executed counterpart hereof.

SECTION 2.06. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 2.07. Tax Matters. The Borrowers and the Administrative Agent have determined that, for U.S. federal income tax purposes, the Second Additional Term A Loans should be treated as a qualified reopening of the existing Term A Loans.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

AVAGO TECHNOLOGIES CAYMAN HOLDINGS LTD.,
as Holdings

By:	/s/ Patricia McCall
Name: Patricia McCall
Title: Director

AVAGO TECHNOLOGIES CAYMAN FINANCE LIMITED as Borrower

By:	/s/ Patricia McCall
Name: Patricia McCall
Title: Director

BC LUXEMBOURG S.À R.L., a private limited

liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg, Grand Duchy of Luxembourg, having its registered office at 3A, Sentier de l’Esperance, L-1474 Luxembourg, Grand-Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B 201613 and with a share capital of US $20,000, as Borrower

By:	/s/ Patricia McCall
Name: Patricia McCall
Title: Authorized Signatory

[Signature Page to Avago Second Incremental Term Facility Amendment]

BANK OF AMERICA, N.A., as Administrative Agent

BY	/s/ Anthea Del Bianco
Name: Anthea Del Bianco
Title: Vice President

[Signature Page to Avago Second Incremental Term Facility Amendment]

BANK OF AMERICA, N.A., as a Second Additional Term A Lender

BY	/s/ Christopher Joseph
Name: Christopher Joseph
Title: Vice President

[Signature Page to Avago Second Incremental Term Facility Amendment]

THE BANK OF NOVA SCOTIA, as a Second Additional Term A Lender

BY	/s/ Diane Emanuel
Name: Diane Emanuel
Title: Managing Director

[Signature Page to Avago Second Incremental Term Facility Amendment]

CITIBANK, N.A., as a Second Additional Term A Lender

BY	/s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President

[Signature Page to Avago Second Incremental Term Facility Amendment]

Mizuho Bank, Ltd., as a Second Additional Term A Lender

BY	/s/ Daniel Guevara
Name: Daniel Guevara
Title: Authorized Signatory

[Signature Page to Avago Second Incremental Term Facility Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Second Additional Term A Lender

BY	/s/ Anca Trifan
Name: Anca Trifan
Title: Managing Director

BY	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

[Signature Page to Avago Second Incremental Term Facility Amendment]

Sumitomo Mitsui Banking Corporation, as a Second Additional Term A Lender

BY	/s/ James Weinstein
Name: James Weinstein
Title: Managing Director

[Signature Page to Avago Second Incremental Term Facility Amendment]

JPMorgan Chase Bank, N.A., as a Second Additional Term A Lender

BY	/s/ Peter Thauer
Name: Peter Thauer
Title: Managing Director

[Signature Page to Avago Second Incremental Term Facility Amendment]

Wells Fargo Bank, N.A., as a Second Additional Term A Lender

BY	/s/ Thomas Quigley
Name: Thomas Quigley
Title: Senior Vice President

[Signature Page to Avago Second Incremental Term Facility Amendment]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Second Additional Term A Lender

BY	/s/ Matthew Antioco
Name: Matthew Antioco
Title: Vice President

[Signature Page to Avago Second Incremental Term Facility Amendment]

ROYAL BANK OF CANADA, as a Second Additional Term A Lender

BY	/s/ Theodore Brown
Name: Theodore Brown
Title: Authorized Signatory

[Signature Page to Avago Second Incremental Term Facility Amendment]

DBS Bank Ltd., Second Additional Term A Lender

BY	/s/ Santanu Mitra
Name: Santanu Mitra
Title: Senior Vice President

[Signature Page to Avago Second Incremental Term Facility Amendment]

BARCLAYS BANK PLC, as a Second Additional Term A Lender

BY	/s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

[Signature Page to Avago Second Incremental Term Facility Amendment]

Bank of Montreal, as a Second Additional Term A Lender

BY	/s/ Michael Kus
Name: Michael Kus
Title: Managing Director

[Signature Page to Avago Second Incremental Term Facility Amendment]

Schedule 1

Second Additional Term A Commitments

Name of Lender	Second Additional Term A Commitment
Bank of America, N.A.	$
Royal Bank of Canada
Citibank, N.A.
Deutsche Bank AG New York Branch
Mizuho Bank, Ltd.
Barclays Bank PLC
Sumitomo Mitsui Banking Corporation
Wells Fargo Bank, N.A.
The Bank of Tokyo-Mitsubishi UFJ, Ltd.
JPMorgan Chase Bank, N.A.
The Bank of Nova Scotia
DBS Bank Ltd.
Bank of Montreal

Total		$2,994,274,082.99